                                                               Exhibit 2.2
                                                               -----------


                                    List of Exhibits
                                    ----------------


              Exhibit Number                Description
              --------------                -----------

              1.3                           Form of Colorado Articles of
                                              Merger
              1.4(a)                        Form of Employment Agreement
              1.4(b)                        Form of Consulting Agreement
              4.2                           Share Ownership
              4.3                           Company Approvals
              4.6                           Undisclosed Liabilities
              4.9                           Litigation
              4.10(d)                       Certain Tax Matters
              4.11(a)                       Material Agreements
              4.11(b)                       Leases
              4.11(c)                       Intangible Property
              4.11(d)                       Investment Securities
              4.11(e)                       Other Assets
              4.12                          Benefit Plans
              4.13                          Interests of Officers,
                                              Directors and Shareholders
              4.14                          Employees
              4.15                          Banks
              4.16                          Insurance Policies
              4.22                          Pooling Conditions
              5.3                           Alleghany and Newco Approvals
              6.3                           Form of Opinion of Counsel for
                                              the Company and the
                                              Shareholders
              7.3                           Form of Opinion of Counsel for
                                              Alleghany and Newco
              8.4                           Pooling Covenants
              8.5                           No Competition